EXHIBIT 4.6

NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SHARES

CUSIP NO. 74765L 20 2
The Quantum Group, Inc.
	170,000,000 AUTHORIZED COMMON SHARES $.001 PAR VALUE NON—ASSESSABLE	THIS CERTIFICATE REPRESENTS SHARES OF THE CORPORATION ADJUSTED TO A 1 FOR 25 REVERSE SPLIT EFFECTIVE 3/29/07.

THIS CERTIFIES THAT
COUNTERSIGNED AND REGISTERED FIDELITY TRANSFERER COMPANY (SALT LAKE CITY,UTAH) By TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE
IS THE RECORD HOLDER OF

Shares of	THE QUANTUM GROUP, INC.	Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Susan D. Guillama		/s/ Noel J. Guillama
Secretary		President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			Under Uniform Gifts to Minors
		Survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE:

SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.